APPENDIX A

SUBSCRIBER INFORMATION

U.S. ACCREDITED INVESTOR CERTIFICATE

MCTC Holdings, INC.
(the "*Company*")

AND THE UNITED STATES *SECURITIES ACT OF 1933* (the "*Act*")

The undersigned covenants, represents and warrants to the Company that:

I hereby so declares and further declares that it is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act, by virtue of its qualification under one or more of the following categories (PLEASE CHECK OFF APPROPRIATE CATEGORY):

(X) I am a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

( ) I am a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( ) ______________________________ is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

( ) ______________________________ is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person.

( ) I am a director or executive officer of the Corporation.

( ) ______________________________ is a private business development company as defined in section 202(a)(22) of the *Investment Advisers Act of 1940*.

( ) ______________________________ is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A)

213-587-0660	
Telephone – Residence	Telephone – Residence
Facsimile – Business	Facsimile - Business
Facsimile – Residence	Facsimile – Residence
564-37-4742	
Tax ID # or Social Security #	Tax ID # or Social Security #

EXACT Name or name of entity in which securities should be issued:

DILLON D JORDAN

This Subscription Agreement is agreed to and accepted as of July 16, 2019.

FOR SUBSCRIBER:

X [signature] (Subscriber Sign)

DILLON D. JORDAN (Subscriber Print Name)

FOR MCTC Holdings, INC.:

X [signature]

Arman Tabatabaei – CEO

Dated: **7-16-2019**

Please acknowledge your acceptance of the foregoing Subscription Agreement with MCTC Holdings, INC. by signing and returning a copy to the Company whereupon it shall become a binding agreement.

Number of Common Shares 1,400,000 **x** **$0.025** **=** 35,000 **(the "Purchase Price")**

X [signature] ______________________________

Signature | Signature (if purchasing jointly)

DILLON D JORDAN ______________________________

Name Typed or Printed | Name Typed or Printed

______________________________ ______________________________

Entity Name | Entity Name

119 CYPRESS DRIVE ______________________________

Address | Address

LAKE ARROWHEAD CA 92352 ______________________________

City, State and Zip Code | City, State and Zip Code

213-587-0660 ______________________________

Telephone - Business | Telephone - Business

This Subscription Agreement is agreed to and accepted as of July 16, 2019.

FOR SUBSCRIBER:

X [signature] (Subscriber Sign)

DILLON D. JORDAN (Subscriber Print Name)

FOR MCTC Holdings, INC.:

X [signature]

Arman Tabatabaei – CEO

Dated: 7-16-2019